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                               A.G. SERIES TRUST

                        SUPPLEMENT ISSUED MARCH 8, 1999
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
              DATED MAY 1, 1998 (AS SUPPLEMENTED OCTOBER 28, 1998)

o    Effective March 8, 1999:

     1.  AGA Series Trust has changed its name to A.G. Series Trust (the
         "Trust").

     2. AGA Investment Advisory Services, Inc., the Adviser for the seven Portfolios of the Trust, has changed its name to A.G. Investment Advisory Services, Inc.

     3. The Salomon Brothers U.S. Government Securities Portfolio has changed its name to American General U.S. Government Securities Portfolio (the "U.S. Government Securities Portfolio").

     4. Salomon Brothers Asset Management, Inc. will no longer serve as Sub-Adviser to the U.S. Government Securities Portfolio. The Adviser, A.G. Investment Advisory Services, Inc. will begin making the day-to-day investment decisions for the U.S. Government Securities Portfolio. The investment objectives, policies and restrictions of the U.S. Government Securities Portfolio will remain the same as they were under the management of Salomon Brothers Asset Management, Inc. The New Portfolio Manager will be Leon A. Olver, C.F.A. From 1991 to
         1995, Mr. Olver worked for First Heights Bank, Houston, Texas; he was Vice President Assistant Treasurer 1991 to 1994; and Vice President, Treasurer from 1994 to 1995. Mr. Olver currently is Vice President and Investment Officer for American General Series Portfolio Company and Vice President of US LIFE Income Fund, Inc.

o Effective February 25, 1999, Terry L. Swenson become a Trustee and Vice President of the Trust.

o Effective February 24, 1999, John A. Graf resigned as a Trustee and Vice President of the Trust.

o Effective November 18, 1998, Alden W. Brosseau resigned as a Trustee of the Trust.